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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                 FORM 8-K REPORT
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                Current Report Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): October 26, 2000


                                 Rent USA, Inc.
             (Exact name of registrant as specified in its charter)


    Nevada                          000-27371                    33-5695839
(State or other                    (Commission                (I.R.S. Employer
  jurisdiction                     File Number)              Identification No.)
of incorporation)


 PO Box 10
 San Dimas, CA 91773-0010
(Address of principal executive offices)

                                 (909) 287-1500
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                           (Issuer's telephone number)

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FORWARD LOOKING STATEMENTS

Rent USA, Inc., ("Rent USA, Inc.," or the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "plans," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward-looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

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TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                      4

Item 2.  Acquisition or Disposition of Assets                                  4

Item 3.  Bankruptcy or Receivership                                            4

Item 4.  Changes in Registrant's Certifying Accountant                         4

Item 5.  Other Events                                                          4

Item 6.  Resignation of Registant's Directors                                  4

Item 7.  Financial Statements and Exhibits                                     5

Item 8.  Change in Fiscal Year                                                 5

Item 9.  Change in Security Ratings                                            5

Signatures                                                                     6

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Item 1.  Changes in Control of Registrant

On October 3, 2000, Senior Care Industries, Inc. [OTC:BB:SENR] purchased a total of 5,000,000 shares of Rent USA common stock in exchange for 2,000,000 shares of common stock in Senior Care Industries, Inc. This purchase by Senior Care Industries, Inc. gives Senior Care effective control of Rent USA.

As of the date of the acquisition by Senior Care Industries, Inc., Rent USA had a total of 11,098,289 common shares outstanding after the sale to Senior Care Industries, Inc. Both the shares issued to Rent USA by Senior Care and the Rent USA shares received by Senior Care Industries were issued pursuant to Section 4(2) of the Securities & Exchange Act of 1933, as amended, which allows the issuance of unregistered securities in exchange for assets. These securities contain a legend condition which restricts their sale to the general public for a period of one year from the date of issuance and then allows the stock to be registered and sold pursuant to Regulation 230.144 by the filing of a Form 144 with the Commission.

Item 2.  Acquisition or Disposition of Assets

Not Applicable

Item 3.  Bankruptcy or Receivership

Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

Not Applicable

Item 5.  Other Events

Not Applicable

Item 6.  Resignation of Registrant's Directors

Not Applicable

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Item 7.  Financial Statements and Exhibits

Exhibit 10 - Stock Purchase Agreement

Item 8.  Change in Fiscal Year

Not Applicable

Item 9.  Change in Security Ratings

Not Applicable


                                   SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

Rent USA, Inc.

By: /s/ Jeff Harvey
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   Jeff Harvey
   Chief Executive Officer

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